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                                                                   EXHIBIT 10.12


                       FIFTH AMENDMENT TO CREDIT AGREEMENT

        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "FIFTH AMENDMENT") dated as of May 12, 2005, is to that Credit Agreement dated as of December 3, 2002, as amended by that certain First Amendment to Credit Agreement dated as of July 1,2004, that certain Second Amendment to Credit Agreement dated as of November 19, 2004, that certain Third Amendment to Credit Agreement dated as of November 23, 2004 and that certain Fourth Amendment to Credit Agreement dated as of January 20, 2005 (as may be subsequently amended and modified from time to time, the "CREDIT AGREEMENT"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among BENIHANA INC., a Delaware corporation (the "Borrower"), the Guarantors identified therein, the several banks and other financial institutions identified therein (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, as agent for the Lenders thereunder (in such capacity, the "Agent").

                                   WITNESSETH:

        WHEREAS, the Lenders have established a secured credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

        WHEREAS, the Borrower wishes to amend the Credit Agreement to modify certain provisions contained therein;

        WHEREAS, the Required Lenders have agreed to the requested amendment on the terms and conditions hereinafter set FORTH;

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        A. The Credit Agreement is amended by amending and restating the definition of "Consolidated EBITDA" is Section 1.1 in its entirety to read as follows:

                "CONSOLIDATED EBITDA" means, for any period, the sum of (a) Consolidated Net Income for such period, PLUS (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Accrued Interest Expense, (ii) total accrued federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv), impairment charges on long-lived assets taken by the Borrower during its fiscal years 2005 and 2006 in an amount right to exceed $2,668,000 in the aggregate, all as determined in accordance with GAAP. The applicable period shall be for the four consecutive quarters ending as of the date of determination.

        B. This Fifth Amendment shall be and become effective as of the date hereof when the Agent shall have received (i) counterparts of this Fifth Amendment which collectively shall have been duly executed by the Credit Parties, the Lenders and the Agent and (ii) an amendment fee in the amount of $l0,000


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        C.      Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

        D. Each Guarantor hereby reaffirms its obligations under Section 4 of the Credit Agreement as of the date hereof and agrees that nothing contained herein shall operate to relieve any such Guarantor of its obligations thereunder.

        E.      The Credit Parties hereby represent and warrant that:

                (i) any and all representations and warranties made by the Credit Parties and contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Fifth Amendment; and

                (ii) No Default or Event of Default currently exists and is continuing under the Credit Agreement as of the date of this Fifth Amendment.

        F. This Fifth Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

        G. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Fifth Amendment to produce or account for more than one such counterpart.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date and year first above written.


BORROWER:                                    BENIHANA INC.,
                                             a Delaware corporation

                                             /s/      Joel A. Schwartz
                                             --------------------------------
                                             President



SUBSIDIARY
GUARANTORS:
                                             1501 BROADWAY RESTAURANT CORP.,
                                             a New York corporation
                                             BENIHANA BETHESDA CORP.,
                                             a New York corporation
                                             BENIHANA BRICKELL STATION CORP.,
                                             a Delaware corporation
                                             BENIHANA CARLSBAD CORP.,
                                             a Delaware corporation
                                             BENIHANA ENCINO CORP.,
                                             California corporation
                                             BENIHANA INTERNATIONAL CORP.,
                                             a Delaware corporation
                                             BENIHANA LINCOLN ROAD CORP.,
                                             a Delaware corporation
                                             BENIHANA LOMBARD CORP.,
                                             a Illinois corporation
                                             BENIHANA MARINA CORP.,
                                             a California corporation
                                             BENIHANA MONTEREY CORP.,
                                             a Delaware corporation
                                             BENIHANA NATIONAL CORP.,
                                             a Delaware corporation
                                             BENIHANA NATIONAL OF FLORIDA CORP,
                                             a Delaware corporation
                                             BENIHANA NEW YORK CORP.,
                                             a Delaware corporation
                                             BENIHANA ONTARIO CORP.,
                                             a Delaware corporation
                                             BENIHANA ORLANDO CORP.,
                                             a Delaware corporation
                                             BENIHANA OF PUENTE HILLS CORP.,
                                             a Delaware corporation
                                             BENIHANA SCHAUMBURG CORP.,
                                             a Delaware corporation


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                           [signature pages continue]

                                             RA SUSHI CHICAGO CORP.,
                                             a Delaware corporation
                                             BENIHANA SUNRISE CORP.,
                                             a Delaware corporation
                                             BENIHANA WESTBIJRY CORP.,
                                             a Delaware corporation
                                             BENIHANA WHEELING CORP.
                                             a Delaware corporation
                                             BIG SPLASH KENDALL CORP.,
                                             a Delaware corporation
                                             HARU AMSTERDAM AVENUE CORP.,
                                             a New York corporation
                                             HARU FOOD CORP.,
                                             a New York corporation
                                             HARU HOLDING CORP.,
                                             a Delaware corporation
                                             HARU PARK AVENUE CORP.,
                                             a Delaware corporation
                                             HARU THIRD AVENUE CORP.,
                                             a New York corporation
                                             HARU TOO, INC.,
                                             a New York corporation
                                             MAXWELL INTERNATIONAL INC.,
                                             a Delaware corporation
                                             NOODLE TIME, INC.,
                                             a Florida corporation
                                             RA AKWATUKEE RESTAURANT CORP.,
                                             a Delaware corporation
                                             RA KIERLAND RESTAURANT CORP.,
                                             a Delaware corporation
                                             RA SCOTTSDALE CORP.,
                                             a Delaware corporation
                                             RA TEMPE CORP.,
                                             a Delaware corporation
                                             RUDY'S RESTAURANT GROUP, INC.,
                                             a Nevada corporation
                                             TEPPAN RESTAURANTS LTD.,
                                             a California corporation
                                             THE SAMURAI, INC.,
                                             a New York corporation


                                             /s/      Joel A. Schwartz
                                             -----------------------------------
                                             Title:   President of each of
                                                      Subsidiary Guarantors


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                           [signature pages continue)



                                        BENIHANA LAS COLINAS CORP.,
                                        a Texas corporation
                                        BENIHANA OF TEXAS, INC..
                                        a Texas corporation
                                        BENIHANA WOODLANDS CORP.,
                                        a Texas corporation
                                        HARU PHILADELPHIA CORP.,
                                        a Delaware corporation
                                        RA SUSHI LAS VEGAS CORP.,
                                        A Nevada corporation


                                        /s/    Joel A. Schwartz
                                        ----------------------------------------
                                        Title: Authorized Agent of each of the
                                               Foregoing Subsidiary Guarantors





AGENT:                                  WACHOVIA BANK
                                        NATIONAL ASSOCIATION,
                                        as Agent and in its capacity as a Lender


                                        /s/      Carolyn Rewane
                                        ----------------------------------------
                                        Vice President


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